UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

February 22, 2021

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

8 Union Square South, Suite 2A

New York, NY 10003

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 8.01 below with respect to that certain warrant agreement, entered into on February 19, 2021 (the “Warrant Agreement”), between Gaucho Group Holdings, Inc., a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Continental”), and Exhibit 10.1 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01 Other Events.

On February 19, 2021, the Company closed its previously announced underwritten public offering (the “Offering”) of units (“Units”) at an offering price of $6.00 per Unit, each consisting of one share of common stock, par value $0.01 per share (“Common Stock”), and one common stock purchase warrant to purchase one share of Common Stock (the “Warrant”) pursuant to that certain underwriting agreement, dated February 16, 2021, between the Company and the underwriters named therein. The Company conducted the Offering pursuant to the Company’s registration statement on Form S-1 (File No. 333-233586), as amended (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission on February 16, 2021. In connection with the Offering, the Company sold and issued an aggregate of 1,333,334 shares of Common Stock and 1,533,333 Warrants, for approximate gross proceeds of $8.0 million, before deducting underwriting discounts and commissions and estimated offering expenses, and issued the representative of such underwriters a common stock purchase warrant exercisable for up to 15,333 shares of Common Stock.

On February 19, 2021, the Company entered into the Warrant Agreement pursuant to which Continental was appointed as the Warrant Agent for the Warrants included in the Units for purposes of the Offering, defining the mechanism and timing for issuance of the Warrants in the Offering, and attaching the form of Warrant issued to the investors in the Offering. The Warrant Agreement (with the form of and Warrant) is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the terms of the Warrant Agreement are qualified in its entirety by reference to such exhibit.

The full text of the press release announcing the closing of the Offering is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Warrant Agreement, including the form of Warrant, made as of February 19, 2021, between the Company and Continental.
99.1	Press Release, dated February 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 22nd day of February 2021.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO